As filed with the Securities and Exchange Commission, via EDGAR, on July 7,
2000
                                                Registration No. 333-
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            Registration Statement
                                     under
                          The Securities Act of 1933

                            RMH Teleservices, Inc.
                     -------------------------------------
            (Exact name of registrant as specified in its charter)

         Pennsylvania                                     23-2250564
   --------------------------------         ------------------------------------
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

              40 Morris Avenue, Bryn Mawr, PA               19010
         ------------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

                            RMH Teleservices, Inc.
                1996 Stock Incentive Plan Amended and Restated
                ----------------------------------------------
                           (Full title of the plan)


                                John A. Fellows
                     Chief Executive Officer and President
                            RMH Teleservices, Inc.
                               40 Morris Avenue
                              Bryn Mawr, PA 19010
                              -------------------
                    (Name and address of agent for service)

                                (610) 520-5300
                     -------------------------------------
         (Telephone number, including area code, of agent for service)

                                  Copies to:

                             Jay A. Dubow, Esquire
                    Wolf, Block, Schorr and Solis-Cohen LLP
                               1650 Arch Street
                            Philadelphia, PA 19103
                                (215) 977-2000

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------
                                                 Proposed               Proposed
        Title of                                  Maximum                Maximum               Amount of
    Securities to be     Amount to be         Offering Price            Aggregate            Registration
       Registered        Registered(1)          Per Share(2)         Offering Price              Fee(1)
    ----------------     -------------        ---------------        --------------          ------------
Common Stock, no par
value................        500,000              $14.50              $7,250,000                $1,914
-----------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers such additional shares as may hereafter be offered or issued to prevent dilution resulting from stock splits, stock dividends, recapitalizations or certain other capital adjustments.

(2) Calculated pursuant to Rule 457(h) under the Securities Act based upon the average of the high and low prices of the Registrant's Common Stock on July 3, 2000 as quoted on the Nasdaq National Market.

--------------------------------------------------------------------------------

                          INCORPORATION BY REFERENCE

          Pursuant to General Instruction E of Form S-8 under the Securities Act, the contents of the Registrant's Registration Statement on Form S-8 (Commission File No. 333-58785) are incorporated herein by reference.

                       SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bryn Mawr, Pennsylvania, on this 30th day of June, 2000.

                                      RMH TELESERVICES, INC.


                                      By: /s/ John A. Fellows
                                          _____________________________________
                                          John A. Fellows
                                          Chief Executive Officer and President

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John A. Fellows the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including, without limitation, post-effective amendments to this Registration Statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto either of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that either of said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Registrant indicated, on the dates indicated.

Signature                                 Title                                   Date
---------                                 -----                                   ----
 /s/ Herbert Kurtz                        Chairman of the Board                   June 30, 2000
------------------------------
Herbert Kurtz

 /s/ John A. Fellows                      Chief Executive Officer,                June 30, 2000
------------------------------            President and Director
John A. Fellows                           (Principal Executive Officer)


Signature                                     Title                      Date
---------                                     -----                      ----
 /s/ Noah Asher                               Chief Financial Officer    June 30, 2000
-------------------------------------         (Principal Financial and
Noah Asher                                    Accounting Officer)



 /s/ David P. Madigan                         Director                   June 30, 2000
-------------------------------------
David P. Madigan

  /s/ Jeffrey Jensen                          Director                   June 30, 2000
-------------------------------------
Jeffrey Jensen

 /s/ Greg Lakin                               Director                   June 30, 2000
-------------------------------------
Greg Lakin

                            RMH TELESERVICES, INC.
                           1996 STOCK INCENTIVE PLAN
                             AMENDED AND RESTATED

                      REGISTRATION STATEMENT ON FORM S-8

                                 EXHIBIT INDEX

Exhibit No.                 Document
-----------                 --------

4                           RMH Teleservices, Inc. 1996 Stock Incentive Plan
                            Amended and Restated.

5                           Opinion of Wolf, Block, Schorr and Solis-Cohen LLP.

23.1                        Consent of Arthur Andersen LLP.

23.2                        Consent of Wolf, Block, Schorr and Solis-Cohen LLP.
                            (Contained in Exhibit 5.)

24 Power of Attorney. (Included on signature pages of this Registration Statement.)